Neiman Funds Neiman Balanced Allocation Fund Supplement dated March 15, 2019 To Prospectus dated August 1, 2018

     The Board of Trustees of Neiman Funds (the “Trust”) has determined, based primarily upon the recommendations of Neiman Funds Management LLC, the investment adviser to the Neiman Balanced Allocation Fund (the “Fund”), to close the Fund and provide for its orderly dissolution. Accordingly, the Trustees have authorized the officers of the Trust to take all appropriate actions necessary for the liquidation of the Fund on or about March 29, 2019. Upon the date of liquidation, those shareholders remaining in the Fund will have their shares redeemed and the proceeds will be distributed as directed. Neiman Funds Management LLC has contractually agreed to reimburse the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.45% of its average daily net assets for Class A Shares and at 2.20% of its average daily net assets for Class C Shares. This reimbursement arrangement will continue through the date of liquidation.

     As a result of these developments, the Fund is closed to new investors. While undergoing an orderly liquidation, the Fund will invest in cash and cash equivalents and will not be pursuing its investment objective.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

     If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

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     This supplement and the prospectus dated August 1, 2018 provide the information an investor ought to know and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated August 1, 2018, which is incorporated herein by reference and can be obtained without charge by calling 1-877-385-2720.